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EXHIBIT A

JOINT FILING AGREEMENT

        The undersigned and each other person executing this joint filing agreement (this "Filing Agreement") agree as follows:

        The undersigned and each other person executing this Filing Agreement are individually eligible to use the Schedule 13G to which this Exhibit is attached and such Schedule 13G is filed on behalf of the undersigned and each other person executing this Filing Agreement.

        The undersigned and each other person executing this Filing Agreement are responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of the undersigned or any other person executing this Filing Agreement is responsible for the completeness or accuracy of the information statement concerning any other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

        This Filing Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:	February 14, 2002
MADISON DEARBORN CAPITAL PARTNERS II, L.P. By: Madison Dearborn Partners II, L.P., its general partner By: Madison Dearborn Partners, Inc., its general partner
By:	/s/ JAMES N. PERRY, JR.
Its:	Managing Director
MADISON DEARBORN PARTNERS II, L.P. By: Madison Dearborn Partners, Inc., its general partner
By:	/s/ JAMES N. PERRY, JR.
Its:	Managing Director
MADISON DEARBORN PARTNERS, INC.
By:	/s/ JAMES N. PERRY, JR.
Its:	Managing Director
MORGAN STANLEY CAPITAL PARTNERS III, L.P. By: MSCP III, LLC, its general partner By: Morgan Stanley Capital Partners III, Inc., its managing member
By:	/s/ PETER R. VOGELSANG
Its:	Secretary
MSCP III, LLC By: Morgan Stanley Capital Partners III, Inc., its managing member
By:	/s/ PETER R. VOGELSANG
Its:	Secretary

MORGAN STANLEY CAPITAL PARTNERS III, INC.
By:	/s/ PETER R. VOGELSANG
Its:	Secretary
MORGAN STANLEY CAPITAL INVESTORS, L.P. By: MSCP III, LLC, its general partner By: Morgan Stanley Capital Partners III, Inc., its managing member
By:	/s/ PETER R. VOGELSANG
Its:	Secretary
MSCP III 892 INVESTORS, L.P. By: MSCP III, LLC, its general partner By: Morgan Stanley Capital Partners III, Inc., its managing member
By:	/s/ PETER R. VOGELSANG
Its:	Secretary
MORGAN STANLEY DEAN WITTER & CO.
By:	/s/ PETER R. VOGELSANG
Its:	Secretary
FRONTENAC VII LIMITED PARTNERSHIP By: Frontenac Company VII, LLC, its general partner
By:	/s/ KAREN C. FANELLI
Karen C. Fanelli, Under Power of Attorney (previously filed and incorporated herein by reference)

FRONTENAC MASTERS VII LIMITED PARTNERSHIP By: Frontenac Company VII, LLC, its general partner
By:	/s/ KAREN C. FANELLI
Karen C. Fanelli, Under Power of Attorney (previously filed and incorporated herein by reference)
FRONTENAC COMPANY VII, LLC
By:	/s/ KAREN C. FANELLI
Karen C. Fanelli, Under Power of Attorney (previously filed and incorporated herein by reference)
By:	/s/ KAREN C. FANELLI
Karen C. Fanelli, Under Power of Attorney (previously filed and incorporated herein by reference) for: Paul D. Carbery; James E. Cowie; James E. Crawford III; Rodney L. Goldstein; Martin J. Koldyke; Martin Laird Koldyke; Laura P. Pearl; Jeremy H. Silverman
ROYCE J. HOLLAND FAMILY LIMITED PARTNERSHIP
By:	/s/ ROYCE J. HOLLAND
Its:	Sole General Partner
/s/ ROYCE J. HOLLAND ROYCE J. HOLLAND
/s/ THOMAS M. LORD THOMAS M. LORD
/s/ C. DANIEL YOST C. DANIEL YOST

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JOINT FILING AGREEMENT